                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2002

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

          Bermuda                    000-23481                 Not Applicable
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


             16 Church Street
          Hamilton HM11, Bermuda                               Not Applicable
(Address of Principal Executive Offices)                         (Zip Code)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5. OTHER EVENTS.

On Friday, February 8, 2002, the Company received notification from Mr. Steven
H. Debrovner that he resigned from the Board of Directors of the Company with an effective date of January 4, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 11, 2002

                                               ESG RE LIMITED

                                               By: /s/ Margaret L. Webster
                                                   -----------------------
                                                   Margaret L. Webster